UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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AIMFINITY INVESTMENT CORP. I

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIMFINITY INVESTMENT CORP. I

221 W 9th St, PMB 235
Wilmington, Delaware 19801

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN LIEU OF AN ANNUAL GENERAL MEETING

TO THE SHAREHOLDERS OF AIMFINITY INVESTMENT CORP. I:

You are cordially invited to attend an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Extraordinary Meeting”) of Aimfinity Investment Corp. I (the “Company,” “AIMA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.7 and 49.8 of the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in accordance with the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), to provide that the Company has until October 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026. The full wording of the special resolution to approve the Charter Amendment Proposal is set out in Annex A hereto; and

2.      Proposal No. 2 — NTA Requirement Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.2, 49.4, 49.5, and 49.8 of the Existing Charter, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal” and, together with the Charter Amendment Proposal, collectively, the “Proposals”) (such amendment to the Existing Charter as set forth in Annex B is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex B hereto; and

3.      Proposal No. 3 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Charter Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until October 28, 2025 (the “Initial Termination Date”) to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our Board elect to extend the Combination Period up to nine times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to nine months to July 28, 2026 (the “Extended Termination Date”). For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) the $500 each time at the time of such deposit (each, a “New Monthly Extension Fee”). The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by October 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until September 28, 2025.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

On March 6, 2025, the registration statement on Form F-4 relating to the Docter Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333-284658).

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the Docter Business Combination, where the shareholders approved the Docter Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, 1,072,957 New Units (as defined below) were tendered for redemptions and the securities tendered for redemptions have been placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the Docter Business Combination.

The Company is currently working diligently with Docter and the other parties to the Business Combination Agreement to qualify for Nasdaq listing.

The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination. The Company’s Existing Charter currently provides that the Company has until October 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination before October 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. To afford the Company more time and flexibility, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal to extend the Combination Period. If the Charter Amendment Proposal is approved, the Company will have until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolution of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before October 28, 2025, AIMA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal”, of this proxy statement.

The purpose of the NTA Requirement Amendment Proposal is to give the parties to the Business Combination Agreement additional flexibilities to consummate the Docter Business Combination. If the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the Docter Business Combination or any other business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001. However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the Docter Business Combination or any other business combination, regardless of whether the redemption (after taking into account any reversal or withdrawal in connection with this Extraordinary Meeting or any reversal or withdrawal in the future) would cause the Company to have net tangible assets of less than $5,000,001. For further details about the NTA Requirement Amendment Proposal, see the section titled “Proposal 2: The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal” of this proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Board has fixed the close of business on September 29, 2025 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent, and will be redeemed and cancelled upon the consummation of the Docter Business Combination. Upon the consummation of the Docter Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Business Combination Agreement is terminated or that the Docter Business Combination is not consummated, and you have not redeemed your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Charter Amendment

Proposal and the NTA Requirement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary Meeting, you will not be able to redeem your public shares in the future, if the Docter Business Combination is consummated prior to the Extended Termination Date. If the Docter Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

The units offered in our initial public offering are currently traded on OTCID under the symbol “AIMUF”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMTF”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMWF”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

In connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal pursuant to the final prospectus of the Company filed on April 26, 2022 with the SEC in connection with its initial public offering (File No. 333-263874) (“IPO Prospectus”), and the Existing Charter, a public shareholder may elect to redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal or the NTA Requirement Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not approved, in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions, and the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to liquidate and dissolve its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal or the NTA Requirement Amendment Proposal at the Extraordinary Meeting, if the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the redemptions submitted in connection with the Business Combination EGM will not be affected (unless the shareholders elect to exercise its redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal) and the remaining non-redeeming holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders (other than the Docter Business Combination submitted for shareholder vote in the Business Combination EGM), subject to any limitations set forth in the Existing Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment and/or the NTA Requirement Amendment will decrease the amount in our Trust Account.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES UNDERLYING THE NEW UNITS ON OR BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR NEW UNIT CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE NEW UNITS FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $12.80 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The Units, New Units and Class 1 Warrants are currently traded over-the-counter on the OTCID market and may have extremely limited liquidity. Therefore, while the closing price of the New Units as of the Record Date was $20.37, there is no assurances that you may be able to sell the New Units in the OTCID market. However, if you elect to redeem, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

In consideration of the NTA Requirement Amendment Proposal, the Company’s shareholders should be aware that if the NTA Requirement Amendment Proposal is approved (and not abandoned), the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination to list its ordinary shares on Nasdaq and the obligation to comply with the penny stock trading rules. Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that combined entity post the business combination will have net tangible assets of at least $5,000,001 immediately following the closing of the business combination.

The approval of each of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Extraordinary Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Extraordinary Meeting. The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary Meeting. In this regard, you must provide the record holder of your Units or New Units with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Extraordinary Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Extraordinary Meeting or whether the Charter Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes. For the avoidance of doubt, the election to redeem your shares in connection with the Business Combination EGM does not affect your right to vote as a shareholder of the Company.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR NEW UNITS TO AIMA’S TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF NEITHER THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL IS APPROVED OR IMPLEMENTED, THEN THE PUBLIC SHARES UNDERLYING THE NEW UNITS SHALL NOT BE REDEEMED AND THE NEW UNITS SHALL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HAVE EXERCISED YOUR REDEMPTIONS RIGHTS IN THE BUSINESS COMBINATION EGM, UNLESS YOU WISH TO EXERCISE YOUR REDEMPTION RIGHT IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL, YOU DO NOT HAVE TO DO ANYTHING. YOUR SHARES WILL BE REDEEMED AND CANCELLED UPON THE CONSUMMATION OF THE DOCTER BUSINESS COMBINATION, AND YOU WILL RECEIVE PRO RATA PORTION OF THE FUNDS AVAILABLE IN THE TRUST ACCOUNT AT THAT TIME. HOWEVER, IF YOU HAVE ELECTED TO REDEEM YOUR SHARES IN CONNECTION WITH THE BUSINESS COMBINATION EGM BUT WISH TO REDEEM YOUR SHARES NOW IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL, YOU NEED TO REVERSE OR WITHDRAW YOUR REDEMPTION REQUEST PREVIOUSLY SUBMITTED TO THE COMPANY, AND ELECT TO REDEEM YOUR SHARES IN CONNECTION WITH THIS EXTRAORDINARY MEETING.

Enclosed is the proxy statement containing detailed information about the Extraordinary Meeting, the Charter Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary Meeting, AIMA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,	/s/ I-Fa Chang
I-Fa Chang
Chairman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U.S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROXY STATEMENT — DATED OCTOBER 14, 2025

AIMFINITY INVESTMENT CORP. I

221 W 9th St, PMB 235
Wilmington, Delaware 19801

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN LIEU OF AN ANNUAL GENERAL MEETING

TO BE HELD ON OCTOBER 27, 2025

An extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Extraordinary Meeting”) of Aimfinity Investment Corp. I (the “Company,” “AIMA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 11 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.7 and 49.8 of the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in accordance with the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), to provide that the Company has until October 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026. The full wording of the special resolution to approve the Charter Amendment Proposal is set out in Annex A hereto; and

2.      Proposal No. 2 — NTA Requirement Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.2, 49.4, 49.5, and 49.8 of the Existing Charter, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal” and, together with the Charter Amendment Proposal, collectively, the “Proposals”) (such amendment to the Existing Charter as set forth in Annex B is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex B hereto; and

3.      Proposal No. 3 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until October 28, 2025 (the “Initial Termination Date”) to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our Board elect to extend the Combination Period up to nine times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to nine months to July 28, 2026 (the “Extended Termination Date”). For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) $500 each time at the time of such deposit (each, a “New Monthly Extension Fee”). The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by October 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until September 28, 2025.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated in the Business Combination Agreement, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

On March 6, 2025, the registration statement on Form F-4 relating to the Docter Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333-284658).

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the Docter Business Combination, where the shareholders approved the Docter Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, 1,072,957 New Units (as defined below) were tendered for redemptions and the securities tendered for redemptions have been placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the Docter Business Combination.

The Company is currently working diligently with Docter and the other parties to the Business Combination Agreement to qualify for Nasdaq listing.

The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination. The Company’s Existing Charter currently provides that the Company has until October 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination before October 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. To afford the Company more time and flexibility, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal to extend the Combination Period. If the Charter Amendment Proposal is approved, the Company will have until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolution of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment.

Notwithstanding the foregoing, if (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before October 28, 2025, AIMA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal”, of this proxy statement.

The purpose of the NTA Requirement Amendment Proposal is to give the parties to the Business Combination Agreement additional flexibilities to consummate the Docter Business Combination. If the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the Docter Business Combination or any other business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001. However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the Docter Business Combination or any other business combination, regardless of whether the redemption (after taking into account any reversal or withdrawal in connection with this Extraordinary Meeting or any reversal or withdrawal in the future) would cause the Company to have net tangible assets of less than $5,000,001. For further details about the NTA Requirement Amendment Proposal, see the section titled “Proposal 2: The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal” of this proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Board has fixed the close of business on September 29, 2025 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent, and will be redeemed and cancelled upon the consummation of the Docter Business Combination. Upon the consummation of the Docter Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Business Combination Agreement is terminated or that the Docter Business Combination is not consummated, and you have not redeemed your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Charter Amendment

Proposal and the NTA Requirement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary Meeting, you will not be able to redeem your public shares in the future, if the Docter Business Combination is consummated prior to the Extended Termination Date. If the Docter Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

The units offered in our initial public offering are currently traded on OTCID under the symbol “AIMUF”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMTF”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMWF”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

In connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal pursuant to the final prospectus of the Company filed on April 26, 2022 with the SEC in connection with its initial public offering (File No. 333-263874) (“IPO Prospectus”), and the Existing Charter, a public shareholder may elect to redeem all or a portion of its public shares for cash (the “Election”) if the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal or the NTA Requirement Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not approved, in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions, and the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is not proceeded, the Company will be required to liquidate and dissolve its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Prescribed Timeline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal or the NTA Requirement Amendment Proposal at the Extraordinary Meeting, if the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the redemptions submitted in connection with the Business Combination EGM will not be affected (unless the shareholders elect to exercise its redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal) and the remaining non-redeeming holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders (other than the Docter Business Combination submitted for shareholder vote in the Business Combination EGM), subject to any limitations set forth in the Existing Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment and/or the NTA Requirement Amendment will decrease the amount in our Trust Account.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES UNDERLYING THE NEW UNITS ON OR BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR NEW UNIT CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE NEW UNITS FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $12.80 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The Units, New Units and Class 1 Warrants are currently traded over-the-counter on the OTCID market and may have extremely limited liquidity. Therefore, while the closing price of the New Units as of the Record Date was $20.37, there is no assurances that you may be able to sell the New Units in the OTCID market. However, if you elect to redeem, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the Charter Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

In consideration of the NTA Requirement Amendment Proposal, the Company’s shareholders should be aware that if the NTA Requirement Amendment Proposal is approved (and not abandoned), the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination to list its ordinary shares on Nasdaq and the obligation to comply with the penny stock trading rules. Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that combined entity post the business combination will have net tangible assets of at least $5,000,001 immediately following the closing of the business combination.

The approval of each of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

Only record holders of the Company’s Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of the Record Date, there were 1,758,476 issued and outstanding Class A Ordinary Shares (including 1,072,957 Class A Ordinary Shares tendered by public shareholders for redemption in connection with the Business Combination EGM), and 2,012,500 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with any of the Proposals. For the avoidance of doubt, the election to redeem your shares in connection with the Business Combination EGM does not affect your right to vote as a shareholder of the Company.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

i

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•        our ability to obtain approval for the Proposals;

•        our ability to complete the initial business combination;

•        the amount of redemptions by our public shareholders;

•        the market price and liquidity of our public securities;

•        the per-share redemption price; or

•        the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the IPO Prospectus and the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, this proxy statement and other reports filed by AIMA with the SEC. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Questions And Answers About the Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary Meeting and the proposals to be presented at the Extraordinary Meeting. The following questions and answers do not include all the information that is important to AIMA shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary Meeting and the voting procedures for the Extraordinary Meeting, which will be held at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary Meeting, which will be held on October 27, 2025, at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.

AIMA is a blank check company incorporated as a Cayman Islands exempted company on July 26, 2021. AIMA was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO and the partial exercise of the underwriters’, over-allotment option on April 28, 2022, and the respective concurrent sales of private units to our Sponsor (the “Private Units”), an aggregate amount of $82,110,000 of gross proceeds was placed in the Trust Account.

As of the Record Date, there were 1,758,476 issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) (including 1,072,957 Class A Ordinary Shares tendered by public shareholders for redemption in connection with the Business Combination EGM), and 2,012,500 issued and outstanding Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”). The Company’s warrants do not have voting rights in connection with any of the Proposals. There is approximately $14.29 million remaining in the Trust Account as of the Record Date.

The Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) currently provide that the Company has until October 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. In the event that the Company does not consummate the Docter Business Combination by October 28, 2025, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter, redeem the public shares to the holders of public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend the Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

The units offered in our initial public offering are currently traded on OTCID under the symbol “AIMUF”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMTF”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMWF”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

To allow the Company to have more time and flexibility to complete the Docter Business Combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal, pursuant to which, once approved, the Company has until the Initial Termination Date to consummate the Docter Business Combination, and may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional New Monthly Extension to the Extended Termination Date, by the deposit of $500 at the time of such deposit (each, a “Monthly Extension Fee”) by the Sponsor or its affiliates or designees into the Trust Account.

In addition, the purpose of the NTA Requirement Amendment Proposal is to give the parties to the Business Combination Agreement additional flexibilities to consummate the Docter Business Combination. If the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the Docter Business Combination or any other business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001. However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the Docter Business Combination or any other business combination, regardless of whether the redemption (after taking into account any reversal or withdrawal in connection with this Extraordinary Meeting or any reversal or withdrawal in the future) would cause the Company to have net tangible assets of less than $5,000,001.

Therefore, the Board is submitting the Charter Amendment Proposal and the NTA Requirement Amendment Proposal as described in this proxy statement for the shareholders to vote upon.

Q:     What are the specific proposals on which I am being asked to vote at the Extraordinary Meeting?

A:     You are being asked to vote on each of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal, and the Adjournment Proposal. The proposals are listed below:

1.      Charter Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.7 and 49.8 of the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in accordance with the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), to provide that the Company has until October 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026. The full wording of the special resolution to approve the Charter Amendment Proposal is set out in Annex A hereto; and

2.      Proposal No. 2 — NTA Requirement Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.2, 49.4, 49.5, and 49.8 of the Existing Charter, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal” and, together with the Charter Amendment Proposal, collectively, the “Proposals”) (such amendment to the Existing Charter as set forth in Annex B is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex B hereto; and

3.      Proposal No. 3 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote. Each of the Proposals is more fully described in the accompanying proxy statement. For further details about the reasons for the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal,” and “Proposal No. 2 — NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal,” respectively.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated herein, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

On March 6, 2025, the registration statement on Form F-4 relating to the Docter Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333-284658).

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the Docter Business Combination, where the shareholders approved the Docter Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, 1,072,957 New Units (as defined below) were tendered for redemptions and the securities tendered for redemptions have been placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the Docter Business Combination.

The Company is currently working diligently with Docter and the other parties to the Business Combination Agreement to qualify for Nasdaq listing.

After careful consideration, the Board has determined that the Charter Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the Proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     What are the purposes of the proposals?

A:     The purpose of the Charter Amendment Proposal is to allow the Company to have more time and flexibility to complete the Docter Business Combination.

The Existing Charter currently provides that the Company has until October 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised), or such later time as the shareholders of the Company may approve in accordance with the Existing Charter, to complete a business combination. If AIMA does not complete an initial business combination by October 28, 2025, unless further extended, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the then-public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and the other requirements of applicable law. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before the Prescribed Timeline, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

In addition, the purpose of the NTA Requirement Amendment Proposal is to give the parties to the Business Combination Agreement additional flexibilities to consummate the Docter Business Combination. If the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the Docter Business Combination or any other business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001. However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the Docter Business Combination or any other business combination, regardless of whether the redemption (after taking into account any reversal or withdrawal in connection with this Extraordinary Meeting or any reversal or withdrawal in the future) would cause the Company to have net tangible assets of less than $5,000,001.

For further details about the reasons for the NTA Requirement Amendment Proposal, see the section of this proxy statement titled “Proposal No. 2 — The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to the Existing Charter.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals.

Q:     Why should I vote “FOR” the Charter Amendment Proposal?

A:     The approval of the Charter Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete the Docter Business Combination (or any other business combination). Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to allow us more time and flexibility to complete the Docter Business Combination (or any other business combination).

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal will allow the Company to have more time and flexibility to complete the Docter Business Combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

Q:     What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Charter Amendment Proposal is approved?

A:     If the Charter Amendment Proposal is approved, based on the balance of the Trust Account as of the Record Date, assuming the Company is going to consummate a business combination or liquidate if not able to complete a business combination within the prescribed timeline after effectuating 9 New Monthly Extensions in full and before July 28, 2026, it is estimated that public shareholders will receive approximately $12.80 per public shares, based on the estimated amount in the Trust Account of approximately $14.29 million without giving effect to any redemptions of public shareholders in connection with this Extraordinary Meeting or any in the further as applicable and the interest earned on the funds held in the Trust Account and the amount that may be released to us to pay the Company’s taxes. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

Q:     Why should I vote “FOR” the NTA Requirement Amendment Proposal?

A:     The approval of the NTA Requirement Amendment Proposal is essential to the implementation of the Board’s plan to complete a business combination.

The Existing Charter provides that the Company will not redeem its public shares in an amount that would cause the Company to have net tangible assets of less than $5,000,001. The purpose of this provision was to ensure that, in connection with its initial business combination (whether in connection with the Docter Business Combination or otherwise), the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001.

Since the Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the Docter Business Combination (or any other business combination), if the redemption would cause the Company to have net tangible assets of less than $5,000,001.

Our Board believes shareholders will benefit from the Company consummating the Docter Business Combination (or any other business combination) and is proposing the NTA Requirement Amendment Proposal to allow us more time and flexibility to complete the Docter Business Combination (or any other business combination).

For further details about the reasons for the NTA Amendment Requirement Proposal, see the section of this proxy statement titled “Proposal No. 2 — The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal.”

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board postpone the Extraordinary Meeting?

A:     The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 22.9 of the Existing Charter. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

The Company requests that public shareholders (i) indicate their intention to make a redemption withdrawal and (ii) make the redemption withdrawal.

Notwithstanding shareholder approval of the Charter Amendment Proposals or the number of Redemption Elections (taking into account any redemption withdrawal) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 22.9 of the Existing Charter.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Extraordinary Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares constitutes a quorum at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Sponsor, directors and officers of the Company, and certain former directors and officers of the Company (such certain former directors and officers of the Company are hereinafter referred as the “Initial Shareholders”, and together with the Sponsor, directors and officers of the Company, the “Insiders”), who own approximately 66.4% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so AIMA does not expect there to be any broker non-votes at the Extraordinary Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary Meeting to commence, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:     What vote is required to approve the Proposals presented at the Extraordinary Meeting?

A:     Approval of each of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:     How do the Company Insiders intend to vote their shares?

A:     On the Record Date, the Insiders owned and were entitled to vote an aggregate of 2,504,500 Ordinary Shares, representing approximately 66.4% of AIMA’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Proposals.

Q:     Does the Board recommend voting for the approval of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Charter Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal.

Q:     What happens if I sell my Units or New Units before the Extraordinary Meeting?

A:     The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your Units or New Units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your Units or New Units prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your Units or New Units after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:     What if I do not want a Proposal to be approved?

A:     If you do not want a Proposal to be approved, you must vote against the Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Proposals. If the Charter Amendment Proposal and/or the NTA Requirement Amendment Proposal is approved, and the Charter Amendment and/or the NTA Requirement Amendment is implemented, then the funds will be withdrawn from the Trust Account and paid to the redeeming public shareholders in connection with the Redemption Election.

Q;     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than the Charter Amendment as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the

Company would be required to obtain the votes of two-thirds (2/3) of the Ordinary Shares issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares.

Q:     What happens if the Charter Amendment Proposal is not approved?

A:     If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by AIMA’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the Charter Amendment Proposal.

The Company currently has until October 28, 2025 to consummate an initial business combination (if all 9 Existing Monthly Extensions are exercised). If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before October 28, 2025, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

Neither of the Charter Amendment Proposal and the Adjournment Proposal is cross-conditioned on the approval of each other. If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may move to adjourn the Extraordinary Meeting to such later date or dates to permit further solicitation and vote of proxies. AIMA also reserves the right to move to adjourn the Extraordinary Meeting sine die in the event that the Board determines before the Extraordinary Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal. In those events, at the Extraordinary Meeting AIMA will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal. If the Charter Amendment Proposal are approved at the Extraordinary Meeting, the Adjournment Proposal will not be presented.

Q:     If the Charter Amendment Proposal is approved, what happens next?

A:     If the Charter Amendment Proposal is approved, the Company would have until October 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for further approval of the Company’s shareholders, extend the period of time to consummate the Docter Business Combination up to nine times, each by an additional New Monthly Extension (for a total of nine months up to July 28, 2026), subject to the Sponsor or its affiliates or designees depositing New Monthly Extension Fee into the Trust Account in accordance with terms as set out in the Charter Amendment.

Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the

Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

In addition, if the Charter Amendment Proposal or the NTA Amendment Requirement Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Redemption Elections will reduce the amount remaining in the Trust Account and increase the percentage interest of AIMA held by the Insiders and their affiliates.

Q:     If I elected to redeem my shares in connection with the Business Combination EGM, what happens with my redemption request?

A:     If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent, and will be redeemed and cancelled upon the consummation of the Docter Business Combination. Upon the consummation of the Docter Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time.

However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal to receive pro rata portion of the funds available in the Trust Account at this time, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Business Combination Agreement is terminated or that the Docter Business Combination is not consummated, and you have not redeemed your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you will be able to vote on a future business combination when it is submitted to shareholders and retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Charter, as amended.

Q:     If I had not elected to redeem my shares in connection with the Business Combination EGM, what happens?

A:     If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary Meeting, you may not be able to redeem your shares in the future, provided that the Docter Business Combination is consummated.

In the event that (x) you have not redeemed your shares in connection with the Business Combination EGM, (y) choose not exercise your redemption rights now in connection with this Extraordinary Meeting, and (z) the Docter Business Combination is terminated or otherwise not consummated, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Charter, as amended.

Q:     When and where will the Extraordinary Meeting be held?

A:     The Extraordinary Meeting will be held at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary Meeting in person and you are also encouraged to attend the Extraordinary Meeting virtually at your convenience.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on September 29, 2025, the Record Date for the Extraordinary Meeting, you may vote with respect to the proposals in person or virtually at the Extraordinary Meeting, or by completing, signing, dating and returning the enclosed proxy card (in the form attached as Annex C) in the postage-paid envelope provided.

If you are a holder of record on the Record Date, you may vote in person at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card (in the form attached as Annex C) in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person if you have already voted by proxy.

The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

For the avoidance of doubt, the election to redeem your shares in connection with the Business Combination EGM does not affect your right to vote as a shareholder of the Company.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909.

The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your Units or New Units are held in street name, and you wish to attend the Extraordinary Meeting and vote at the Extraordinary Meeting, you must bring to the Extraordinary Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

The form of the proxy card is attached as Annex C.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Approval of each of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, (the “Class B Ordinary Shares”, collectively with Class A Ordinary Shares, “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Extraordinary Meeting are “non-routine” matters and therefore, AIMA does not expect there to be any broker non-votes at the Extraordinary Meeting.

If you hold your Units or New Units in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Extraordinary Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     What interests do the Company’s Insiders have in the approval of the Proposals?

A:     Aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. For more details, see the sections of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company,” and “Beneficial Ownership of Securities.”

Q:     What if I object to the Charter Amendment Proposal, the NTA Requirement Amendment Proposal, and/or the Adjournment Proposal? Do I have appraisal rights?

A:     Shareholders do not have appraisal rights in connection with any of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal or, if presented, the Adjournment Proposal under Cayman Islands law.

Q:     What happens to the Company’s Warrants if the Charter Amendment Proposal is not approved?

A:     If the Charter Amendment is not approved and the Company has not consummated an initial business combination before October 28, 2025 the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event the Company winds up. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

Q:     How do I exercise my redemption rights in connection with this Extraordinary Meeting?

A:     If you are a public shareholder and wish to exercise your right to redeem your public shares in connection with this Extraordinary Meeting, you must:

(a)     separate your Units into New Units and Class 1 Warrants, if applicable;

(b)    hold New Units;

(c)     submit a written request to VStock, the Transfer Agent in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(d)    tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting in order for their shares to be redeemed.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, any public shareholder will be entitled to request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. As of the Record Date, this would have amounted to approximately $12.80 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public shareholders electing to redeem their Class A Ordinary Shares in the Amendment Redemption will be distributed promptly after the Extraordinary Meeting.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time (the “Amendment Redemption Withdrawal Deadline”). If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal or the NTA Requirement Amendment is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. The Class 2 Warrants attached to the redeemed public shares will be automatically forfeited and cancelled without any action by the holders.

If a public shareholder exercises his, her or its redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares for cash and will no longer own those shares and will lose the Class 2 Warrants automatically.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by October 28, 2025 (or up to July 28, 2026 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after October 28, 2025 (or up to July 28, 2026 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of October 28, 2025 (or up to July 28, 2026 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on October 28, 2025 (or up to July 28, 2026 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

Q:     Will I lose Class 2 Warrants if I exercise my redemption right?

A:     Although you have the right to have your Class A ordinary shares redeemed in our initial business combination or in a shareholder vote in connection with the Charter Amendment proposal, if you do so you will lose your Class 2 Warrants associated with those shares. This is different from other special purpose acquisition companies, which generally provide that holders of shares that are redeemed can keep the warrants associated with those shares.

Q:     If I vote for or against the Charter Amendment Proposal or the NTA Requirement Amendment Proposal, can I still exercise my redemption rights?

A:     Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal or the NTA Requirement Amendment Proposal, you may elect to redeem your public shares, provided that the Charter Amendment or the NTA Requirement Amendment is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I exercise my redemption rights in connection with this Extraordinary Meeting?” above for further information on how to exercise redemption rights. However, for those who have elected to redeem their shares in connection with the Business Combination EGM, see the question “If I elected to redeem my shares in connection with the Business Combination EGM, what happens with my redemption request?”

Q:     Is the Company subject to the Investment Company Act of 1940?

A:     The Company’s registration statement on Form S-1 in connection with its initial public offering (the “IPO”) (File No. 333-263874) was declared effective by the U.S. Securities and Exchange commission on April 25, 2022 and the Company completed its IPO on April 28, 2022. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination.

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”), relating to, among other things, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and the Company’s public shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and warrants following such a transaction, and our warrants would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Extraordinary Meeting?

A:     The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Where do I find the voting results of the Extraordinary Meeting?

A:    We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a public shareholder and you intend to seek redemption of your shares, you will need to deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to the scheduled vote at the Extraordinary Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598
Attn: Chief Executive Officer

You may also contact the Company at:

Aimfinity Investment Corp. I
221 W 9th St, PMB 235
Wilmington, Delaware 19801

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on April 26, 2022, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 12, 2024 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated by October 28, 2025 (or up to July 28, 2026, if extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and, assuming the Charter Amendment Proposal are approved but the NTA Requirement Amendment Proposal is not, in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If the NTA Requirement Amendment Proposal is not approved, the ability of the Company’s public shareholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating a business combination.

The Existing Charter of the Company prevents it from consummating any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The purpose of this provision in the Existing Charter was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Exchange Act (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on OTCID (Rule 3a51-1(a)(2) of the Exchange Act) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a “penny stock” issuer. the Company is proposing to amend the Existing Charter to add an additional basis on which the Company may rely, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC. See “Proposal No. 2 — The NTA Requirement Amendment Proposal.”

The ability of the Company’s public shares to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001. If the NTA Requirement Amendment Proposal is not approved by the Company’s shareholders, the ability of the Company’s public shareholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating a business combination.

If the NTA Requirement Amendment Proposal is approved, the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination (the “PubCo”) to list its ordinary shares (the “PubCo Shares”) on Nasdaq and require the PubCo to comply with the “penny stock” rules of the SEC and could affect its cash position following the business combination.

The Existing Charter of the Company provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, the Company believes that it may rely on another exclusion from the “penny stock” rules of the SEC, which relates to it being listed on OTCID. If the NTA Requirement Amendment Proposal is approved, the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the PubCo to list the PubCo Shares on Nasdaq and the obligation to comply with the penny stock trading rules. See “Proposal No. 2 — The NTA Requirement Amendment Proposal.”

If the PubCo is not able to list the PubCo Shares on Nasdaq, the PubCo Shares would likely then trade only in the over-the-counter market and the market liquidity of the PubCo Shares could be adversely affected and its market price could decrease. If the PubCo Shares were to trade on the over-the-counter market, selling the PubCo Shares could be more difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and the PubCo could face significant material adverse consequences, including: a limited availability of market quotations for the PubCo’s securities; reduced liquidity with respect to the PubCo’s securities; a determination that the PubCo Shares are “penny stock,” which will require brokers trading in the PubCo’s securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for the PubCo’s securities; a reduced amount of news and analyst coverage for the PubCo; and a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the PubCo Shares and would substantially impair the PubCo’s ability to raise additional funds and could result in a loss of institutional investor interest and fewer development opportunities for the PubCo.

Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that the PubCo will have net tangible assets of at least $5,000,001 immediately following the closing of a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Our Common Stock is currently quoted in the OTC market and may have extremely limited liquidity.

Because we were not current in our annual and quarterly reports pursuant to Section 13 and 15(d) of the Exchange Act (the “Reporting Obligations”), our Common Stock may be transferred from OTCID to OTC “Expert Market”, which has been associated with very little trading activity and a decrease in the share price. As such, it is possible that our stock could only be traded between brokers and no quote was published. Historically, our Common Stock has been thinly traded, and there is no guarantee of the prices at which the shares will trade or of the ability of stockholders to sell their shares without having an adverse effect on market prices.

BACKGROUND

We are a blank check exempted company incorporated in the Cayman Islands on July 26, 2021 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

On April 28, 2022, we consummated the IPO of 8,050,000 Units, which included 1,050,000 Units issued upon the partial exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A Ordinary Share, $0.0001 par value per share, one Class A Warrant, one-half of one Class B Warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $80,500,000. The Class 1 Warrant and Class 2 Warrants have similar terms, except that the Class 1 Warrants separated and began separate trading on June 16, 2022 (the 52nd day following the effective date of the IPO). Holders have the option to continue to hold the Units or separate the Class 1 Warrants from the Units. Separation of the Class 1 Warrants from the Units will result in new units consisting of one Class A ordinary share and one-half of one Class 2 Warrant (the “New Units”). Holders will need to have their brokers contact the Company’s transfer agent in order to separate the Units into Class 1 Warrants and New Units consisting of one Class A ordinary share and one-half of one Class 2 Warrant. Additionally, the Units and the New Units will automatically separate into their component parts and will not be traded after completion of the initial business combination.

The proceeds of $82,110,000 in the aggregate from the IPO and the Private Placement, were placed in the Trust Account.

On June 14, 2022, the Company announced that holders of the Company’s Units may elect to separately the Units into Class 1 Warrants and New Units, commencing on June 16, 2022, for the Class 1 Warrants and New Units to separately trade on the Nasdaq Global Market under the symbols “AIMBW” and “AIMBU”, respectively. Any Units not separated would continue to trade under the symbol “AIMAU”.

As of the date of this proxy statement, we have not entered into any definitive agreements, for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

Under the Existing Charter, Company initially had until January 28, 2025 to complete an initial business combination. However, if the Company anticipated that it may not be able to consummate a Business Combination by January 28, 2025, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination up to October 28, 2025.

As of the Record Date, there were 1,758,476 issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) (including 1,072,957 Class A Ordinary Shares tendered by public shareholders for redemption in connection with the Business Combination EGM), and 2,012,500 issued and outstanding Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”). The Company’s warrants do not have voting rights in connection with any of the Proposals. There is approximately $14.29 million remaining in the Trust Account as of the Record Date.

Our management has broad discretion with respect to the specific application of the net proceeds of IPO and the Private Placements, although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination.

Extraordinary General Meeting and Extensions

First EGM and Extension

Under our then-effective amended and restated memorandum and articles of association, we would have until July 28, 2023 (or January 28, 2024 if we extend the period of time to consummate an initial business combination) to consummate an initial business combination. On July 27, 2023, we held an extraordinary general meeting of shareholders (the “First EGM”). At the First EGM, our shareholders, by special resolution, approved the proposal to amend our then effective amended and restated memorandum and articles of association to (i) allow us until July 28, 2023 to consummate an initial business combination, and to (ii) elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to April 28, 2024, by depositing to our Trust Account the amount lesser of (i) $85,000 for each one-month extension or (ii) $0.04 for each AIMA Public Share for each one-month extension (the “First EGM Extension Payment”). Under Cayman Islands law, the second amend and restated memorandum and articles of association took effect immediately upon approval of the proposal by the shareholders at the First EGM. On July 27, 2023, we also filed the second amended and restated memorandum and articles of association with the Registrar of Companies of the Cayman Islands. Pursuant to the second amended and restated memorandum and articles of association, we may, at the request of the Sponsor and by approval of our board of directors, elect to extend the Combination Period up to nine times, each by an additional one-month period, for a total of up to nine months to April 28, 2024, by depositing to the Trust Account the First EGM Extension Payment for each monthly extension sought under the second amended and restated memorandum and articles of association.

In connection with the votes to approve the proposals, the public holders (the “Public Shareholders”) of the Public Shares were afforded with an opportunity to redeem their Public Shares. As a result, 4,076,118 Public Shares of Aimfinity were rendered for redemption. In connection with the redemptions, all 4,076,118 AIMA New Units submitted for redemption and the components thereof, including the Public Shares and the AIMA Class 2 Warrants thereof, have been cancelled.

Between July 28, 2023 to March 28, 2024, an aggregate of $765,000 have been deposited into the Trust Account for the Public Shareholders, resulting in nine extensions of the period of time Aimfinity has to consummate the initial business combination by nine one-month periods from July 28, 2023 to April 28, 2024.

In connection with the nine monthly extensions, we issued nine unsecured promissory notes (each an “First EGM Note”), each of $85,000 to I-Fa Chang, as sole member and manager the Sponsor, to evidence the payments made for the nine monthly extensions.

Each of the First EGM Notes is of the same terms. Each First EGM Notes bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the our initial business combination or (ii) the date of expiry of the term of Aimfinity (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the our obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against us; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the First EGM Note may be accelerated.

The payee of the First EGM Notes, Mr. Chang, has the right, but not the obligation, to convert the First EGM Notes, in whole or in part, respectively, into private placement units, that are identical to the Private Placement Units issued by the Company in the Private Placement consummated simultaneously with the IPO, subject to certain exceptions, as described in the IPO Prospectus, by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the initial business combination. The number of Private Placement Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the First EGM Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Second EGM and Extension

Under our then-effective second amended and restated memorandum and articles of association, we would have until April 28, 2024, 24 months after the closing of the IPO, to consummate an initial business combination. On April 23, 2024, we held an extraordinary general meeting of shareholders (the “Second EGM”). At the Second EGM, our shareholders, by special resolution, approved the proposal to amend our then effective second amended and restated memorandum and articles of association to (i) allow us until April 28, 2024 to consummate an initial business combination, and to (ii) elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to January 28, 2025, by depositing to our Trust Account the amount lesser of (i) $60,000 for each one-month extension or (ii) $0.035 for each AIMA Public Share for each one-month extension (the “Second EGM Extension Payment”). Under Cayman Islands law, the third amend and restated memorandum and articles of association took effect immediately upon approval of the proposal by the shareholders at the Second EGM. On April 27, 2024, we also filed the third amended and restated memorandum and articles of association with the Registrar of Companies of the Cayman Islands. Pursuant to the third amended and restated memorandum and articles of association, we may, at the request of the Sponsor and by approval of our board of directors, elect to extend the Combination Period up to nine times, each by an additional one-month period, for a total of up to nine months to January 28, 2025, by depositing to the Trust Account the Second EGM Extension Payment for each monthly extension sought under the third amended and restated memorandum and articles of association.

In connection with the votes to approve the proposals, the Public Shareholders were afforded with an opportunity to redeem their Public Shares. As a result, 860,884 Public Shares of Aimfinity were rendered for redemption. In connection with the redemptions, all 860,884 AIMA New Units submitted for redemption and the components thereof, including the Public Shares and the AIMA Class 2 Warrants thereof, have been cancelled.

Between April 2024 and December 2024, an aggregate of $540,000 have been deposited into the Trust Account for the Public Shareholders, resulting in nine extensions of the period of time Aimfinity has to consummate the initial business combination by nine one-month periods from April 28, 2024 to January 28, 2025.

In connection with the nine monthly extensions, we issued nine unsecured promissory notes (each an “Second EGM Note”), each of $60,000 to I-Fa Chang, as sole member and manager the Sponsor, to evidence the payments made for the nine monthly extensions. Each of the Second EGM Notes is of the same terms with the First EGM Note, except that the amount differs between a Second EGM Note and a First EGM Note.

The issuance of the Second EGM Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Third EGM and Extension

Under our then-effective third amended and restated memorandum and articles of association, we would have until January 28, 2025, 33 months after the closing of the IPO, to consummate an initial business combination. On January 9, 2025, we held an extraordinary general meeting of shareholders (the “Third EGM”). At the Third EGM, our shareholders, by special resolution, approved the proposal to amend our then effective third amended and restated memorandum and articles of association to (i) allow us until January 28, 2025 to consummate an initial business combination, and to (ii) elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to October 28, 2025, by depositing to our Trust Account the amount lesser of (i) $0.05 for each AIMA Public Share for each one-month extension (the “Third EGM Extension Payment”). Under Cayman Islands law, the fourth amend and restated memorandum and articles of association took effect immediately upon approval of the proposal by the shareholders at the Third EGM. On January 14, 2025, we also filed the fourth amended and restated memorandum and articles of association with the Registrar of Companies of the Cayman Islands. Pursuant to the fourth amended and restated memorandum and articles of association, we may, at the request of the Sponsor and by approval of our board of directors, elect to extend the Combination Period up to nine times, each by an additional one-month period, for a total of up to nine months to October 28, 2025, by depositing to the Trust Account the Third EGM Extension Payment for each monthly extension sought under the fourth amended and restated memorandum and articles of association.

In connection with the votes to approve the proposals, the Public Shareholders were afforded with an opportunity to redeem their Public Shares. As a result, 1,996,522 Public Shares of Aimfinity were rendered for redemption. In connection with the redemptions, all 1,996,522 AIMA New Units submitted for redemption and the components thereof, including the Public Shares and the AIMA Class 2 Warrants thereof, have been cancelled.

Between January 2025 and March 2025, an aggregate of $167,471 have been deposited into the Trust Account for the Public Shareholders, resulting in three extensions of the period of time Aimfinity has to consummate the initial business combination by nine one-month periods from January 28, 2025 to April 28, 2025.

In connection with the nine monthly extensions, we issued three unsecured promissory notes (each an “Third EGM Note”), each of $55,823.8 to I-Fa Chang, as sole member and manager the Sponsor, to evidence the payments made for the nine monthly extensions. Each of the Third EGM Notes is of the same terms with the First EGM Note, except that the amount differs between a Third EGM Note and a First EGM Note.

The issuance of the Third EGM Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Docter Business Combination

On October 13, 2023, we entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which (a) we will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Docter Business Combination”). Following consummation of the Docter Business Combination (the “Closing”), Purchaser will be a publicly traded company (Purchaser is sometimes referred to herein as “PubCo”, upon and following the consummation of the Reincorporation Merger). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Since 2016, Docter, along with its subsidiary, Horn Enterprise Co., Ltd., has been developing a non-invasive blood sugar trend monitoring technology, alleviating the necessity for blood sampling. Docter operates Docter brand watches and employs Docter Cloud platform technologies to facilitate health monitoring, vascular elasticity tracking, and myocardial infarction prediction. Additionally, Docter has made investments in the development of biological radar wave technology to cater to those requiring long-term care or individuals experiencing sub-optimal health. In addition, Docter has recently announced that it has signed a Memorandum of Understanding (MOU) with Harvard Medical School for the purchase of 10,000 Docter watches. These watches will be utilized in a Harvard Medical School Long Covid research project, highlighting the growth potential of Docter’s technology in advanced medical research.

Immediately prior to the Reincorporation Merger Effective Time (defined below), we will have the issued and outstanding securities of (i) full Units, each consisting of one Class 1 Warrant and one New Unit, (ii) New Units, each consisting of one Class A Ordinary Share and one-half of one Class 2 Warrant, (iii) Class A Ordinary Shares, (iv) class B ordinary shares of the Company, par value $0.0001 (“Class B Ordinary Shares”), (v) Class 1 Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share, (vi) Class 2 Warrants of Parent, each exercisable for one Parent Class A Ordinary Share at an exercise price of $11.50 per share. The Units are currently listed on Nasdaq under symbol “AIMAU,” the New Units are currently listed on Nasdaq under symbol “AIMBU,” and the Class 1 Warrants are currently traded on Nasdaq under symbol “AIMAW.” However, the New Units will not separate into Class A Ordinary Shares and Class 2 Warrants, and Class A Ordinary Shares and Class 2 Warrants will not trade separately, unless and until the Closing. As provided in our IPO prospectus dated April 26, 2022 and the warrant agreement of April 25, 2022 between Parent and VStock Transfer, LLC (“Vstock,”) (as amended, the “Parent Warrant Agreement”), the holders of our New Units will forfeit their Class 2 Warrants in the event that they elect to redeem the Class A Ordinary Shares underlying the New Units in connection with the Docter Business Combination.

At the effective time of the Reincorporation Merger (the “Reincorporation Merger Effective Time”), (i) each issued and outstanding Unit will automatically separate into one Class 1 Warrant and one New Unit (the “Separation of the Units”), (ii) upon the Separation of the Units, each issued and outstanding New Unit (except for Class 2 Warrants attached to the Class A Ordinary Shares that are redeemed prior to the Reincorporation Effective Time, which Class 2 Warrants will expire upon such redemption) will automatically separate into one Class A Ordinary Share and one-half of one Class 2 Warrant, (iii) each issued and outstanding Class A or Class B Ordinary Share will be converted automatically into one ordinary share of PubCo (each, “PubCo Ordinary Share”), and (iv) each issued and outstanding Class 1 or Class 2 Warrant shall be converted automatically into one redeemable warrant of PubCo, exercisable for one PubCo Ordinary Share at an exercise price of $11.50 (each, “PubCo Warrant”). Each of our issued and outstanding securities will automatically be cancelled and cease in existence and trading with respect to our securities and converted into applicable securities of PubCo except as provided in the Merger Agreement or under operation of Law.

Merger Consideration

At the effective time of the Acquisition Merger (the “Effective Time”), by virtue of the Acquisition Merger and without any action on the part of the Company, PubCo, Merger Sub, Docter or the stockholders of Docter immediately prior to the Effective Time (collectively, the “Pre-Closing Docter Stockholders”), each Docter Stockholder’s shares of common stock of Docter (“Docter Shares”) issued and outstanding immediately prior to the Effective Time (except certain excluded shares) will be canceled and automatically converted into the right to receive, without interest, the applicable portion of the Closing Payment Shares (as defined herein) as set forth in the Closing Consideration Spreadsheet on a pro rata basis based on the number of Docter Shares held by them as of immediately prior to the Effective Time. “Closing Payment Shares” means 6,000,000 PubCo Ordinary Shares, equivalent in value to the sum of $60,000,000 divided by $10.00 per share.

Earnout

Up to an additional 2,500,000 PubCo Ordinary Shares may be issued to the Pre-Closing Docter Stockholders as contingent post-closing earnout consideration (the “Earnout Shares”). The Earnout Shares will be issued as below:

(i)     1,000,000 Earnout Shares will be issued to each Pre-Closing Docter Stockholders on a pro rata basis if and only if PubCo completes sales of at least 30,000 Devices (as defined in the Merger Agreement) during fiscal year 2025 as reflected in its audited consolidated annual financial statements for the fiscal year ending December 31, 2025 prepared in accordance with the U.S. GAAP as filed with the SEC; and

(ii)    1,500,000 Earnout Shares will be issued to each Pre-Closing Docter Stockholders on a pro rata basis if and only if PubCo completes sales of at least 40,000 Devices during fiscal year 2026 as reflected in its audited consolidated annual financial statements for the fiscal year ending December 31, 2026 prepared in accordance with U.S. GAAP as filed with the SEC.

Extraordinary General Meeting for the Approval of the Docter Business Combination

On March 6, 2025, the Registration Statement on Form F-4 (File No. 333-284658), filed publicly by the Purchaser on February 3, 2025, was declared effective by the SEC (the “F-4”).

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the Docter Business Combination. 3,079,628 Ordinary Shares, or approximately 85%, were represented in person or by proxy at the Business Combination EGM.

At the Business Combination EGM, the shareholders approved each of the proposals presented in connection with the Docter Business Combination.

In connection with the Business Combination EGM, 1,077,957 Class A ordinary share were tendered by public shareholders for redemption.

Enforceability of Civil Liability

Our Chief Executive Officer, who is also our Chairman and director, and one of our independent directors, are located in Taiwan. All our remaining directors and officers are based in the United States. Our Sponsor is a limited liability company incorporated in the Cayman Islands. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

The recognition and enforcement of foreign judgments are provided for under the Taiwan Civil Procedures Law. Taiwan courts may recognize and enforce foreign judgments in accordance with the requirements of the Taiwan Civil Procedures Law based either on treaties between Taiwan and the country where the judgment is made or on principles of reciprocity between jurisdictions. Taiwan does not have any treaties or other forms of written arrangement with the United States that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the Taiwan Civil Procedures Law, the Taiwan courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of Taiwan laws or national sovereignty, security or public interest. As a result, it is uncertain whether and on what basis a Taiwan court would enforce a judgment rendered by a court in the United States.

There is also uncertainty as to whether courts of the Cayman Islands would (i) recognize or enforce judgement of courts of the United States against us, our Sponsor or our directors and officers predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; or (ii) entertain original actions brought in each respective jurisdiction against us, our Sponsor or our directors and officers predicated upon the securities laws of the United States or any state in the United States. There is no statutory enforcement in the Cayman Islands of judgments obtained in the United States. The courts of the Cayman Islands will in certain circumstances recognize and enforce a foreign judgment at common law, without any reexamination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not be in respect of taxes or a fine or penalty, (e) was not obtained by fraud; and (f) is not of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands. However, the Cayman Islands courts are unlikely to enforce a judgment obtained from the United States courts under civil liability provisions of the securities law of the United States if such judgment is determined by the courts of the Cayman Islands to give rise to obligations to make payments that are penal or punitive in nature. A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Potential Application of Investment Company Act

On January 24, 2024, the SEC adopted final rules (the “SPAC Final Rules”), relating to, among the other things, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

Since the consummation of the IPO, the Company has deposited the proceeds of the IPO, the private placement, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which the Company has not allotted funds and may hinder the Company’s ability to complete a business combination. The Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and the Company’s public shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and warrants following such a transaction, and our warrants would expire worthless.

The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

U.S. Foreign Investment Regulations

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the CFIUS. In addition, certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review.

The scope of CFIUS was expanded by FIRRMA to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

If non-U.S. investors assume “control” over the Company, and our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we only have up to until April 28, 2024 (if the Extension Amendment Proposal is not approved) or up to October 28, 2025 (if the Extension Amendment Proposal is approved and all New Monthly Extensions are exercised), our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $12.80 per ordinary share (as of Record Date), and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

Our CEO and Chairman, I-Fa Chang, and one of our independent directors, Teng-Wei Chen, are Taiwanese citizens and residents. Our Sponsor, currently holding 1,692,500 Class B Ordinary Shares, or 26.13% of all our outstanding ordinary shares, is managed by Mr. Chang, as the manager and a member of the Sponsor. In addition to Mr. Chang (as a member holding approximately 91.138% of membership interest in the Sponsor), Mr. Chun-Cheng Hsu, as a member holding approximately 2.954% of membership interest in the Sponsor, is also a Taiwanese citizen and resident, while our CFO and Director, Mr. Xuedong (Tony) Tian, as a member holding approximately 5.908% of membership interest in the Sponsor, is a U.S. citizen. Therefore, our Sponsor may be deemed a foreign person as such terms are defined in 31 C.F.R. Part 800.

We are currently in the process of completing the Docter Business Combination. Docter carried out its businesses and operations primarily in Taiwan. As a result, we do not expect the Docter Business Combination to result in “control” of a “U.S. business” by a “foreign person.” under the CFIUS. Additionally, we do not expect the business of the combined company to be deemed to have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” under the regulations administered by CFIUS. If, however, we decide not to proceed with the Docter Business Combination, or the proposed business combination is terminated or abandoned and we have to pursue an alternative business combination, or if we inadvertently concluded about CFIUS or other regulatory review on the Docter Business Combination, the significant ties to non-U.S. persons will impact us in numerous aspects as mentioned above.

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to AIMA shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary Meeting to be held on October 27, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about October 14, 2025 to all shareholders of record of the Company as of the close of business on September 29, 2025, the Record Date for the Extraordinary Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary Meeting.

Date, Time and Place of Extraordinary Meeting

The Extraordinary Meeting will be held at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Proposals at the Extraordinary Meeting

At the Extraordinary Meeting, AIMA shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Charter Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.7 and 49.8 of the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in accordance with the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), to provide that the Company has until October 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026. The full wording of the special resolution to approve the Charter Amendment Proposal is set out in Annex A hereto; and

2.      Proposal No. 2 — NTA Requirement Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.2, 49.4, 49.5, and 49.8 of the Existing Charter, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal” and, together with the Charter Amendment Proposal, collectively, the “Proposals”) (such amendment to the Existing Charter as set forth in Annex B is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex B hereto; and

3.      Proposal No. 3 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the shareholders approve the Charter Amendment Proposal, the Company will have until October 28, 2025 (the “Initial Termination Date”) to consummate an initial business combination, and, without the need for any further approval of the Company’s shareholders, at the request by the Sponsor, the Company may by resolution of our Board elect to extend the Combination Period up to nine times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to nine months to July 28, 2026 (the “Extended Termination Date”). For each New Monthly Extension, our Sponsor or its affiliates or designees must deposit into the Company’s trust account (the “Trust Account”) the $500 each time at the time of such deposit (each, a “New Monthly Extension Fee”). The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by October 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by the 28th of each succeeding month until September 28, 2025.

The units offered in our initial public offering are currently traded on OTCID under the symbol “AIMUF”, each consisting of one new unit (currently listed on Nasdaq under the symbol “AIMTF”) (the “New Units”) and one Class 1 redeemable warrant (currently listed on Nasdaq under the symbol “AIMWF”) (the “Class 1 Warrants”). Each new unit consists of one Class A ordinary share (the “Class A Ordinary Shares” or “public shares”), and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”). However, the New Units will not separate into public shares and Class 2 Warrants, and the public shares and the Class 2 Warrants will not trade separately, unless and until consummation of our initial business combination. As provided in the prospectus of the Company filed with the SEC on April 26, 2022 (the “IPO Prospectus”) and the warrant agreement of April 25, 2022 between the Company and VStock Transfer, LLC, as amended on July 7, 2023 (collectively, the “Warrant Agreement”), the holders of New Units will forfeit their Class 2 Warrants in the event that they elect to redeem public shares. As a result, if you elect to redeem public shares in connection with the Charter Amendment Proposal, you may submit your New Units (Symbol “AIMBU”, CUSIP Number: G0135E 142) for redemption, as a result of which, your public shares underlying the redeeming New Units will be redeemed and the Class 2 Warrants underlying the redeeming New Units will be automatically forfeited and cancelled without any additional actions by you.

Each of the Proposals is not conditioned upon the approval of any other Proposal. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote. Each of the Proposals is more fully described in the accompanying proxy statement. For further details about the reasons for the Charter Amendment Proposal, the Director Re-election Proposal and the Auditor Appointment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal,” and “Proposal No. 2 — NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal,” respectively.

Voting Power; Record Date

As a shareholder of AIMA, you have a right to vote on certain matters affecting AIMA. The proposals that will be presented at the Extraordinary Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned Ordinary Shares at the close of business on September 29, 2025, which is the Record Date for the Extraordinary Meeting. You are entitled to one vote for each Class A Ordinary Share and Class B Ordinary Share that you owned as of the close of business on the Record Date. The shares you beneficially own are not separated from the Units or New Units you hold. If your Units or New Units are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

As of the Record Date, there were 1,758,476 issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) (including 1,072,957 Class A Ordinary Shares tendered by public shareholders for redemption in connection with the Business Combination EGM), and 2,012,500 issued and outstanding Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”). The Company’s warrants do not have voting rights in connection with any of the Proposals. There is approximately $14.29 million remaining in the Trust Account as of the Record Date.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Extraordinary Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Extraordinary Meeting constitutes a quorum at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Insiders, who own approximately 66.4% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary Meeting and therefore will not count as votes cast at the Extraordinary Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal.

If a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Extraordinary Meeting will be considered non-routine matters. The shares you beneficially own are not separated from the Units or New Units you hold. As a result, if you hold your Units or New Units in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Extraordinary Meeting without your instruction.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Vote Required for Approval

The approval of each of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary Meeting.

No Additional Matters

The Extraordinary Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Extraordinary Meeting. If any additional matters are properly presented at the Extraordinary Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card (in the form attached as Annex C) will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are an AIMA shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 10904, Yakima, WA 98909, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, AIMA’s public shareholders may demand that AIMA redeem their public shares underlying the New Units at a per-unit price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (which, for illustrative purposes, was approximately $12.80 per share as of September 29, 2025, the Record Date for the Extraordinary Meeting), regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal or the NTA Requirement Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented, AIMA will redeem these shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and the holder will no longer own these shares following the redemption.

Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than

$5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

As a public shareholder, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     separate your Units into New Units and Class 1 Warrants, if applicable;

(ii)    hold New Units;

(iii)   submit a written request to VStock, the Transfer Agent, in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(iv)   tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting in order for their shares to be redeemed.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of AIMA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on October 23, 2025, If you deliver your shares for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Prior to exercising redemption rights, shareholders should verify the market price of New Units as they may receive higher proceeds from the sale of their New Units in the public market than from exercising their redemption rights if the market price per unit is higher than the redemption price. AIMA cannot assure its shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a public shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares underlying the New Units for cash, forfeiting the Class 2 Warrants underlying the New Units and will no longer own those New Units. The public shares underlying the New

Units will be redeemed and the Class 2 Warrants underlying the New Units will be automatically forfeited and cancelled without any additional actions by you. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by October 28, 2025 (or up to July 28, 2026 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after October 28, 2025 (or up to July 28, 2026 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of October 28, 2025 (or up to July 28, 2026 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on October 28, 2025 (or up to July 28, 2026 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent, and will be redeemed and cancelled upon the consummation of the Docter Business Combination. Upon the consummation of the Docter Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Business Combination Agreement is terminated or that the Docter Business Combination is not consummated, and you have not redeemed your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary Meeting, , you will not be able to redeem your public shares in the future, if the Docter Business Combination is consummated prior to the Extended Termination Date. If the Docter Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to AIMA’s shareholders in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal.

Proxy Solicitation Costs

AIMA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. AIMA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. AIMA and its directors, officer and employees may also solicit proxies in person. AIMA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AIMA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. AIMA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to AIMA shareholders. Directors, officer and employees of AIMA who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

AIMA is proposing to amend its Existing Charter to extend the date by which AIMA has to consummate a business combination to October 28, 2025 to complete a business combination, and may, by resolutions of the board of directors of the Company if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026.

On the Record Date, the redemption price per share was approximately $12.80 (which is expected to be the same approximate amount prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $14.29 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding public shares. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The Units, New Units and Class 1 Warrants are currently traded over-the-counter on the OTCID market and may have extremely limited liquidity. Therefore, while the closing price of the New Units as of the Record Date was $20.37, there is no assurances that you may be able to sell the New Units in the OTCID market. However, if you elect to redeem, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

AIMA is a blank check company incorporated as a Cayman Islands exempted company on July 26, 2021. AIMA was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in April 2022, and consistent with AIMA’s business purpose, the Board and AIMA’s management commenced an active search for potential business combination targets, leveraging AIMA’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As previously disclosed in a Current Report Form 8-K on October 16, 2023, the Company entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) on October 13, 2023, by and between the Company, Docter Inc., a Delaware corporation (the “Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“PubCo”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), pursuant to which (a) the Company will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (b) Merger Sub will merge with and into Docter (the “Acquisition Merger”), with Docter surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the Reincorporation Merger, Acquisition Merger and all other transactions contemplated herein, the “Docter Business Combination”). Following consummation of the Business Combination (the “Closing”), PubCo will become a publicly traded company.

On March 6, 2025, the registration statement on Form F-4 relating to the Docter Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333-284658).

On March 27, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the Docter Business Combination, where the shareholders approved the Docter Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, 1,072,957 New Units (as defined below) were tendered for redemptions and the securities tendered for redemptions have been placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the Docter Business Combination.

The Company is currently working diligently with Docter and the other parties to the Business Combination Agreement to qualify for Nasdaq listing.

PURSUANT TO THE IPO PROSPECTUS, THE EXISTING CHARTER AND WARRANT AGREEMENT, PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL SHALL SUBMIT THEIR NEW UNITS (SYMBOL “AIMBU”, CUSIP G0135E 142) FOR REDEMPTIONS. PUBLIC SHAREHOLDERS WHO HOLD UNITS OF THE COMPANY (SYMBOL “AIMAU”, CUSIP G0135E 100) NEED TO SEPARATE THEIR UNITS INTO NEW UNITS AND CLASS 1 WARRANTS (SYMBOL “AIMAW”, CUSIP G0135E 126) BEFORE SUBMITING YOUR REDEMPTION REQUESTS. PUBLIC SHAREHOLDERS WHO WISH TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL, DO NOT NEED TO SEPARATE YOUR NEW UNITS, AND MAY SUBMIT NEW UNITS FOR REDEMPTION. THE PUBLIC SHARES UNDERLYING THE NEW UNITS WILL BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND THE CLASS 2 WARRANTS UNDERLYING THE NEW UNITS WILL BE FORFEITED AND CANCELLED.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL OR THE NTA REQUIREMENT AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES UNDERLYING THE NEW UNITS ON OR BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL. YOU MAY TENDER YOUR NEW UNITS BY EITHER DELIVERING YOUR NEW UNIT CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR NEW UNITS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE NEW UNITS IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE NEW UNITS FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Existing Charter provide that the Company has until January 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested by the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional Existing Monthly Extension, for a total of up to nine months to October 28, 2025. In the event that the Company does not consummate the Docter Business Combination by January 28, 2025 (or up to October 28, 2025, if extended), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining public shareholders and our directors, liquidate and dissolve the Company, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Further, the Existing Charter provides that the Company may amend the Existing Charter by special resolution to extend Combination Period, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

To afford the Company more time and flexibility to complete the Docter Business Combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal, pursuant to which, once approved, the Company will have until October 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional one month until July 28, 2026, by the deposit $500 each time at the time of such deposit, on or prior to the date of the deadline (each, a “New Monthly Extension Fee”) by the Sponsor or its affiliates or designees into the Trust Account.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of AIMA and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, AIMA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by AIMA’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the Charter Amendment Proposal.

If (i) the Charter Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before October 28, 2025, AIMA will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

In addition, neither of the Charter Amendment Proposal and the Adjournment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will have until October 28, 2025 to consummate the Docter Business Combination, and the Company may, by resolutions of the Board if requested by the Sponsor, without the need for any further approval of the Company’s shareholders, extend the Combination Period up to nine times, each by an additional one month (up to a total of nine months to July 28, 2026), subject to the Sponsor or its affiliates or designee depositing additional funds into the Trust Account in accordance with terms as set out in the Charter Amendment.

Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

Pursuant to the Existing Charter, a public shareholder may request that the Company redeem all or a portion of its public shares for cash if the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented (the “Amendment Redemption”). Public shareholders may elect to redeem all or a portion of their public shares even if they vote FOR the Charter Amendment Proposal and/or the NTA Requirement Amendment Proposal. On the Record Date, the redemption price per share was approximately $12.80 (which is expected to be the same approximate amount prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $14.29 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to AIMA to pay its taxes, divided by the total number of then outstanding New Units. There is a public market for the trading of the New Units, each of which consists of one public share and one-half of one Class 2 Warrant. There is no separate trading for public shares, and the public shareholders who wish to redeem their public shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal may submit their new units for redemption. As a result, the public shares underlying the new units will be redeemed for a pro rata portion of the funds available in the Trust Account and the Class 2 Warrants will be forfeited. The Units, New Units and Class 1 Warrants are currently traded over-the-counter on the OTCID market and may have extremely limited liquidity. Therefore, while the closing price of the New Units as of the Record Date was $20.37, there is no assurances that you may be able to sell the New Units in the OTCID market. However, if you elect to redeem, you will lose the Class 2 Warrants attached to the redeemed public shares. AIMA cannot assure shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by October 28, 2025 (or up to July 28, 2026 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after October 28, 2025 (or up to July 28, 2026 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of October 28, 2025 (or up to July 28, 2026 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on October 28, 2025 (or up to July 28, 2026 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Amendment Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Insiders and their affiliates.

To effectuate each New Monthly Extension, the Sponsor or its affiliates or designees will deposit the New Monthly Extension Fee in the amount of $500 each time at the time of such deposit in the Trust Account. The first New Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by October 28, 2025, while the subsequent New Monthly Extension Fee must be deposited into the Trust Account by 28th day of each succeeding month until July 28, 2026.

Interests of the Insiders of the Company

When you consider the recommendation of the Board, AIMA shareholders should be aware that aside from their interests as shareholders, the Insiders of the Company have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to AIMA shareholders that they approve the Charter Amendment Proposal. AIMA shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•        Without the approval of the Charter Amendment Proposal, the Sponsor may only be able to recover its investment in AIMA by way of (i) AIMA’s redemption of these public shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) AIMA’s redemption of these public shares upon the approval of any other amendment to any provision of the Charter relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if AIMA has not completed an initial business combination by October 28, 2025;

•        the fact that the Insiders, which include the Sponsor, directors and officers of the Company and certain former directors and officers of the Company, have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal.

•        the beneficial ownership by the Sponsor of an aggregate of the 1,692,500 Class B ordinary Shares held (the “Founder Shares”), which would become worthless if the Company does not complete a business combination within the Prescribed Timeline, as the Sponsor has agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any Founder Shares in connection with a shareholder vote to approve a proposed initial business combination. The personal and financial interests of the Sponsor may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. The Sponsor paid an aggregate of approximately $25,000 for the Founders Shares

•        the fact that the Insiders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them;

•        the fact that in order to meet the Company’s working capital needs following the consummation of the IPO, the Sponsor, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes (in addition to the extension loans and convertible notes thereunder, if any) may be converted upon consummation of the Company’s business combination into private units at a price of $10.00 per unit. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

•        the fact that Insiders will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of December 31, 2024, AIMA had cash of $4,895 remaining outside of the Trust Account. Certain fees and expenses incurred by Insiders may continue to increase if the Charter Amendment Proposal is not approved and implemented;

•        the fact that the Insiders may be incentivized to complete a business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Insiders would lose their entire investment. As a result, the Insiders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of an initial business combination; and

•        the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify AIMA to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which AIMA has entered into an acquisition agreement or claims of any third party for services rendered or products sold to AIMA, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, AIMA’s public shareholders may demand that AIMA redeem their public shares underlying the New Units at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (which, for illustrative purposes, was approximately $12.80 per share as of September 29, 2025, the Record Date for the Extraordinary Meeting), regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal or the NTA Requirement Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented, AIMA will redeem these shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and the holder will no longer own these shares following the redemption.

Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

As a public shareholder, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     separate your Units into New Units and Class 1 Warrants, if applicable;

(ii)    hold New Units;

(iii)   submit a written request to VStock, the Transfer Agent, in which you request that AIMA redeem all or a portion of your public shares underlying the New Units for cash; and

(iv)   tender your New Units by either delivering your certificate (if any) and other redemption forms to the Transfer Agent or by delivering your New Units electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their public shares underlying the New Units in the manner described above prior to the scheduled vote at the Extraordinary Meeting.

The shares you beneficially own are not separated from the Units or New Units you hold. If you hold your Units or New Units in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. New Units of AIMA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Amendment Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Amendment Redemption, once made by a public shareholder, may be withdrawn (with the consent of the Board (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on October 23, 2025. If you deliver your New Units for Amendment Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Amendment Redemption Withdrawal Deadline that AIMA instruct the Transfer Agent to return the New Units (physically or electronically). We will be required to honor such request only if made prior to the Amendment Redemption Withdrawal Deadline. After this time, a request for Amendment Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Amendment Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Amendment Redemption and, thereafter, prior to the Amendment Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to the scheduled vote at the Extraordinary Meeting.

If a public shareholder properly makes a request for Amendment Redemption and the New Units are delivered as described above and the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented, then, AIMA will redeem such Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Prior to exercising redemption rights, shareholders should verify the market price of New Units as they may receive higher proceeds from the sale of their New Units in the public market than from exercising their redemption rights if the market price per unit is higher than the redemption price. AIMA cannot assure its shareholders that they will be able to sell their New Units in the open market, even if the market price per unit is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a public shareholder exercises their redemption rights in connection with the Amendment Redemption, then he, she or it will be exchanging his, her or its public shares underlying the New Units for cash, forfeiting the Class 2 Warrants underlying the New Units and will no longer own those New Units. The public shares underlying the New Units will be redeemed and the Class 2 Warrants underlying the New Units will be automatically forfeited and cancelled without any additional actions by you. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal or the NTA Requirement Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if AIMA is not able to complete an initial business combination by October 28, 2025 (or up to July 28, 2026 if extended), AIMA will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the Amendment Redemption as promptly as reasonably possible but not more than ten business days after October 28, 2025 (or up to July 28, 2026 if extended), at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of October 28, 2025 (or up to July 28, 2026 if extended), after taking into account the Amendment Redemption, including interest earned on the funds held in the Trust Account and not previously released to AIMA, divided by the number of the remaining issued and outstanding public shares after completion of the Amendment Redemption. As of the close of business on October 28, 2025 (or up to July 28, 2026 if extended), all remaining issued and outstanding public shares (after taking into account the Amendment Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Amendment Redemption, the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished so will their rights as holders of Class 2 warrants attached to the redeemed public shares. While the Existing Charter authorizes the Company to reserve such amount of tax payable and up to $100,000 of interests in the Trust Account to pay dissolution expenses, the Company has committed to not to seek to withdraw any fund for tax payment or dissolution expenses from the Trust Account in connection with the extraordinary general meeting previously held on January 9, 2025.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent, and will be redeemed and cancelled upon the consummation of the Docter Business

Combination. Upon the consummation of the Docter Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Business Combination Agreement is terminated or that the Docter Business Combination is not consummated, and you have not redeemed your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with the Charter Amendment Proposal and the NTA Requirement Amendment Proposal. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary Meeting, , you will not be able to redeem your public shares in the future, if the Docter Business Combination is consummated prior to the Extended Termination Date. If the Docter Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person, or represented by proxy, and entitled to vote thereon at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders of the Company”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE NTA REQUIREMENT AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Existing Charter to allow the Company to redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

Article 49.2 of the Existing Charter provides as follows:

“49.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

Article 49.4 of the Existing Charter provides as follows:

“49.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

Article 49.5 of the Existing Charter provides as follows:

“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

The last sentence of Article 49.8 of the Existing Charter provides as follows:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

The purpose of the $5,000,001 net tangent assets requirement provided by the foregoing Articles (the “NTA Requirement”) is to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Exchange Act (the “NTA Rule”).

Reasons for the NTA Requirement Amendment

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on OTCID (Rule 3a51-1(a)(2) of the Exchange Act) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a “penny stock” issuer.

Rule 419 Blank Check Companies and “Penny Stock” Issuers

Since the net proceeds of the Company’s IPO and the sale of the private units are intended to be used to complete an initial business combination with a target business that has not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 of the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” means any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a “penny stock” issuer. Like many SPACs, the Company included the NTA Requirement in the Existing Charter in order to ensure that through the consummation of its initial business combination the Company would not be considered a “penny stock” issuer and therefore not a blank check company if no other exemption from the “penny stock” rules of the SEC was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on OTCID and have been listed on Nasdaq Global Market from IPO until its removal to OCTID on May 5, 2025. the Company believes that OTCID has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a “penny stock.” Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

The Company believes that it can rely on other available exclusions from the “penny stock” rules of the SEC, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s “penny stock” rules, as the NTA Requirement is included in the Existing Charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

After careful consideration of all relevant factors, the Board has determined that the NTA Requirement Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the NTA Requirement Amendment Proposal.

Consequences If the NTA Requirement Amendment Proposal Is Not Approved

The Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination. Therefore, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination. Assuming the Charter Amendment Proposal is approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Elections will be subject to the Redemption Limitation (as defined in the Existing Charter), such that in no event will the Company redeem public shares pursuant to the Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

If the NTA Requirement Amendment Proposal Is Approved

The NTA Requirement Amendment Proposal is not conditioned on the approval of the Charter Amendment Proposal. If both the Charter Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Elections will NOT be subject to the Redemption Limitation.

Redemption Rights

In connection with the NTA Requirement Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights.”

Required Vote

The approval of the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person, or represented by proxy, and entitled to vote thereon at the Extraordinary Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal.

The Board has unanimously approved the NTA Requirement Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Insiders of the Company”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the NTA Requirement Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company.”

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Insiders of the Company.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of September 28, 2025, the latest practicable date prior to the Record Date of the Extraordinary Meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying the warrants because these securities are not exercisable within 60 days of the date hereof.

Name of Beneficial Owners(1)	Class B ordinary shares			Class A ordinary shares
	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class
I-Fa Chang	1,692,500	(1)	84.1%	—		—
Xuedong (Tony) Tian	100,000	(2)	5.0%	—		—
All officers and directors as a group (5 individuals)	1,692,500		84.1%	—		—
Aimfinity Investment LLC (our sponsor)	1,692,500	(1)	84.1%	—		—
George Jing Cao	280,000		13.9%	492,000	(2)	28.0%
Chun-Cheng Su	50,000	(3)	2.5%	—		—
Nicholas Torres III	10,000	(4)	*	—		—
James J. Long	10,000	(4)	*	—		—
Joshua Gordon	10,000	(4)	*	—		—
Xin Wang	10,000		*	—		—

____________

*        Less than one percent.

(1)      The shares reported above include 1,688,500 AIMA Class B Ordinary Shares held by the Sponsor, 10,000 AIMA Class B Ordinary Shares that are in the process of being transferred from certain former directors and officers of AIMA to the Sponsor pursuant to certain share repurchase agreement between the Sponsor and Xin Wang, Joshua Gordon, James J. Long and Nicholas Torres III, dated March 16, 2023. I-Fa Chang is the manager and sole member of our sponsor. As such, each of the sponsor and I-Fa Chang may be deemed to share beneficial ownership of the ordinary shares held directly by our sponsor. I-Fa Chang disclaims any beneficial ownership of the ordinary shares held directly by our sponsor, and disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly.

(2)      Mr. Xuedong (Tony) Tian, our CFO and director, is a member of the Sponsor with 5.908% of the Membership Interests in the Sponsor, which entitles him to receive the distribution of 100,000 founder shares of the Company.

(3)      Mr. Chun-Cheng Su is a member of the Sponsor with 2.954% of the Membership Interests in the Sponsor, which entitles him to receive the distribution of 50,000 founder shares of the Company.

(4)      Excluding 10,000 AIMA Class B Ordinary Shares that are in the process of being transferred from certain former directors and officers of AIMA to the Sponsor pursuant to certain share repurchase agreement between the Sponsor and Xin Wang, Joshua Gordon, James J. Long and Nicholas Torres III, dated March 16, 2023.

HOUSEHOLDING INFORMATION

Unless AIMA has received contrary instructions, AIMA may send a single copy of this proxy statement to any household at which two or more shareholders reside if AIMA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AIMA’s expenses. However, if shareholders prefer to receive multiple sets of AIMA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AIMA’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., AIMA’s proxy solicitor, at P.O. Box 10904, Yakima, WA 98909, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

Where You Can Find More Information

AIMA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on AIMA at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary Meeting, you should contact the Company in writing at 221 W 9th St, PMB 235, Wilmington, Delaware 19801.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 10904, Yakima, WA 98909, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary Meeting, or no later than October 20, 2025.

Annex A

Special Resolution of the Shareholders of the Company - Charter Amendment Proposal

It is resolved as a special resolution that the fourth amended and restated memorandum and articles of association of Aimfinity Investment Corp. I be amended by:

(i)          deleting Articles 49.7 in its entirety and replacing it with the following:

“49.7 Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by October 28, 2025, provided however that if the board of Directors anticipates that the Company may not be able to consummate a Business Combination by October 28, 2025, the Company may, by resolution of the board of Directors if requested by the Sponsor, without the need for any further approval of the Members, extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month (for a total of up to 9 months until July 28, 2026) to complete a Business Combination, subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account, for each one (1) month period, $500 each time at the time of such deposit. In the event that the Company does not consummate a Business Combination by October 28, 2025, or (in the case of nine (9) valid extensions of an additional one (1) month) July 28, 2026, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii)         amending Article 49.8(a) by deleting the words:

“(a)        to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by January 28, 2025 (or, if the board of Directors has resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, up to October 28, 2026), or such later time as the Members may approve in accordance with the Articles; or”

and replacing them with the words:

“(a)        to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by October 28, 2025 (or, if the board of Directors has resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, up to July 28, 2026), or such later time as the Members may approve in accordance with the Articles; or”

Annex A-1

Annex B

Special Resolution of the Shareholders of the Company - NTA Requirement Amendment

It is resolved as a special resolution that the fourth amended and restated memorandum and articles of association of Aimfinity Investment Corp. I be amended by:

(i)     deleting Articles 49.2, 49.4 and 49.5 in their entirety and replacing them with the following:

“49.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

“49.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

(ii)    amending Article 49.8 by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex B-1

Annex C

AIMFINITY INVESTMENT CORP. I
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING TO BE HELD ON OCTOBER 27, 2025

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof hereby acknowledges receipt of the notice and Proxy Statement, dated October 14, 2025, in connection with the Extraordinary General Meeting in lieu of an annual general meeting to be held at 11:00 a.m. Eastern Time, at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference on October 27, 2025, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r, or at such other time (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.    IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF
PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL No. 1 — Charter Amendment Proposal:    To approve by way of a special resolution, to amend Articles 49.7 and 49.8 of the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in accordance with the form attached as Annex A hereto (the “Annex A”, the “Charter Amendment”, and such proposal, the “Charter Amendment Proposal”), to provide that the Company has until October 28, 2025 to complete a business combination, and may, by resolutions of the Board if requested the Sponsor, without the need for further approval of the Company’s shareholders, elect to extend the Combination Period up to nine times, each by an additional one-month extension, for a total of up to nine months to July 28, 2026. The full wording of the special resolution to approve the Charter Amendment Proposal is set out in Annex A hereto.

For	Against	Abstain
☐	☐	☐

PROPOSAL No. 2 — NTA Requirement Amendment Proposal — To approve by way of a special resolution, to amend Articles 49.2, 49.4, 49.5, and 49.8 of the Existing Charter, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal” and, together with the Charter Amendment Proposal, collectively, the “Proposals”) (such amendment to the Existing Charter as set forth in Annex B is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex B hereto.

For	Against	Abstain
☐	☐	☐

Annex C-1

PROPOSAL No. 3 — Adjournment Proposal — A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal and NTA Requirement Amendment Proposal or if we determine that additional time is necessary to effectuate the Proposals.

For	Withheld
☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting            ☐ YES            ☐ NO

Signature of Shareholder:	_____________________________
Date:	_____________________________
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL. THE DIRECTOR RE-ELECTION PROPOSAL AND THE AUDITOR APPOINTMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Annex C-2